UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form N-CSR

   Certified Shareholder Report Of Registered Management Investment Companies



                   Investment Company Act file number 811-7662
                           U.S. Global Accolade Funds

                               7900 Callaghan Road
                              San Antonio, TX 78229
               (Address of principal executive offices) (Zip code)

                              Susan B. McGee, Esq.
                               7900 Callaghan Road
                              San Antonio, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: October 31

                       Date of reporting period: April 30

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL ACCOLADE FUNDS
[GRAPHIC: SATELLITE FLAT VIEW OF THE GLOBE]

 SEMI-ANNUAL REPORT
(UNAUDITED)

APRIL 30, 2003

[GRAPHIC: US GLOBAL INVESTORS LOGO]

 TABLE OF CONTENTS

Letter to Shareholders                                                 1

Fund Manager's Perspective                                             6

Portfolios of Investments                                             20

Notes to Portfolios of Investments                                    27

Statements of Assets and Liabilities                                  28

Statements of Operations                                              29

Statements of Changes in Net Assets                                   30

Notes to Financial Statements                                         32

Financial Highlights                                                  38

[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

 U.S. GLOBAL ACCOLADE FUNDS


Dear Shareholder:

Not all funds are  created  equal - it's
the   fund   managers   that   make  the            [PHOTOGRAPH OF FRANK HOLMES]
difference.  Whatever is going on in the
[PHOTO]  market as a whole,  there  will
always be several companies whose shares
represent   great   relative  value  and
future potential.  However, picking them
out amongst the crowd takes  disciplined
skills,     dynamic     processes    and
dedication. At U.S. Global Investors, we seek to identify these same talents in our sub-advisers.



THE POWER OF EXPERIENCED FUND MANAGERS

Active, experienced and talented fund managers should never be undervalued. Even during times of market volatility, experienced managers can find attractive prospects for investors looking for long-term growth. Since domestic equities have fallen significantly in the past three years, many promising investment opportunities have surfaced. Investors should not ignore the potential benefits of investing while share prices are still low. Due to massive governmental monetary and fiscal stimulus to get the economy going, we will remain very bullish for the next 18 months.

Art Bonnel, fund manager for the Bonnel Growth Fund (ACBGX),(1) has been a money manager since 1970 and possesses a wealth of market knowledge and experience. Art has weathered the storm during six previous bear markets in 1973-74, 1976-78, 1981-82, 1987, 1990 and 1998--defined as a market decline of 20 percent or more in the Dow Jones Industrial Average--and has learned a great deal from his experiences. Dr. Stephen Leeb, fund manager for the MegaTrends Fund (MEGAX), has over 20 years of experience analyzing, predicting and investing in the markets.

PRESIDENTIAL ELECTION CYCLE AND ECONOMIC EFFECTS

The presidential election cycle will be a key driver for the next 18 months. The four-year political cycle appears to create a four-year economic cycle. When reviewing the historic performance following every mid-term election, it is quite fascinating to take note that the stock market bottoms by the middle of the midterm election year. This makes the third and fourth years of the presidential term highly probable "up" years for investors.

 U.S. GLOBAL ACCOLADE FUNDS


Ned Davis Research has studied this amazing presidential election cycle from 1934 to 1998, and in the last two years of the presidential terms, the S&P 500 Stock Index (S&P 500)(2) has produced a mean gain of more than 50 percent. The Ned Davis research team does not expect such a big reversal this time, but believes the odds favor a 38 percent gain.

In the short term, we believe the economic rebound has been delayed, not derailed, by the war in Iraq, and since the destruction of Saddam Hussein's regime, the market has rallied substantially. President George W. Bush is doing everything possible to boost the level of economic activity and create new jobs. His administration has been successful in a major tax reduction for Americans. Further, to prevent a long deflationary trend like that experienced in Japan for the past 12 years, Federal Reserve Chairman Greenspan has increased money supply and kept the long end of the bond market down, which has made it easy for Americans to refinance with low-cost mortgages and home equity loans.

Finally, the weakened, yet more competitive, U.S. dollar will stimulate job creation and exports for American companies. The administration is pushing all the buttons for massive monetary and fiscal stimulus to re-ignite the economy, and this is good for the stock market.

EASTERN EUROPEAN EXPERIENCE

The Eastern European Fund's (EUROX)(3) management team based in London weathered the 1998 Russian currency crash and has flourished since then by outperforming the S&P 500 as shown below.

AVERAGE ANNUAL PERFORMANCE    FOR THE PERIODS ENDED APRIL 30, 2003
---------------------------------------------------------------------
                                                              SINCE
                              ONE       THREE      FIVE     INCEPTION
                              YEAR      YEARS      YEARS    (3/31/97)
---------------------------------------------------------------------
Eastern European Fund        15.77%      9.26%     4.67%      6.78%
S&P 500 Stock Index         (13.30)%   (12.95)%   (2.42)%     4.70%

They have successfully anticipated the gradual shift toward capitalism in former communist Eastern Bloc countries like Russia, Poland, Hungary, Croatia, Romania and Bulgaria. The Russian

 U.S. GLOBAL ACCOLADE FUNDS


holdings, particularly oil and gas companies, have generated solid returns as of April 30, 2003.

The Eastern European Fund has continued to outperform both the S&P 500 and the fund's benchmark, the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30 percent marketcap weighted),(4) for the past one, three and five years. This fund's healthy performance has been due to a rigorous and disciplined approach to country allocation and stock picking. The investment process identified the major change in Russia and opportunities in undervalued Russian energy stocks. Contrary to most media coverage of Russia, the leadership of Putin has delivered steady growth and the greatest political stability since the Communist era.

Eastern European countries are populated with highly educated and motivated people. The percentage of literacy is very high when compared to other emerging markets in Africa and South America. This makes the continuation of the European Union (EU) expansion much easier. The countries in which the fund is largely invested, such as Poland, Hungary and the Czech Republic, are all expected to be part of the first wave of EU enlargement.

POWER OF DIVERSIFICATION

Since over 60 percent of the world's capital markets are outside of the U.S., it is critical to diversify your portfolios. It is important to remember other global regions of the world tend to be in different stages of the economic cycle. A disciplined program of monthly investing and annual rebalancing of different asset classes is the best strategy for handling market swings. This includes maintaining a broad asset allocation and a well-diversified portfolio of domestic and foreign equities and fixed income.

Each asset class, country and sector has its own unique cycle. When one sector is declining, another may be increasing. By holding a number of diverse investments, a downturn in one area may be offset by an increase in another, reducing overall volatility. The Eastern European Fund is a classic case study that demonstrates the countercyclical nature and importance of owning different funds.

Studies have shown that bubbles and crashes in markets are made by the extreme emotions of greed and fear. Unfortunately, when

 U.S. GLOBAL ACCOLADE FUNDS


investors are motivated by greed, they usually buy at the top of a cycle, and when motivated by fear, they tend to sell at the bottom of a cycle and miss the next upturn to a new bull market cycle. To avoid these emotionally-motivated decisions, we advise you to balance your investments between fixed income and equities and make Eastern Europe a small percentage of your diversification plan. Further, it pays to be globally diversified with funds like the Eastern European Fund. It is also fundamental that you rebalance your portfolio once a year to capture the inherent macro swings between asset classes rather than try to chase or guess changes in performance of one asset class over another.

In summary, it pays to be diversified and to invest regularly in uniquely different asset classes. We are now riding the third year of the presidential election wave, which is historically rewarding for investors. I strongly encourage you to implement our simple plan to regularly invest in both our tax-free fixed income and equity funds and to rebalance your fixed income percentage every year based on your age; that is, if you are 60 years old, maintain 60 percent in fixed income assets. This rebalancing system will allow you to calmly capture the natural inherent swings of different asset classes and countries and sectors without feeling compelled to make a decision based on emotions. Further, consider the benefits of diversifying the equity component of your portfolio with all three experienced and disciplined money managers for the Accolade equity funds.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman and CEO
U.S. Global Investors, Inc.

For more complete information about any U.S. Global fund, including charges and expenses, obtain a prospectus by visiting us at
www.usfunds.com or call 1-800-US-FUNDS (1-800-873-8637). Read it
---------------
carefully before you invest or send money. Performance data quoted represent past performance and investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Distributed by U. S. Global Brokerage, Inc.

The Eastern European Fund's total annualized returns for the one-, three-, five-and since inception period is 11.13%, 0.08%, 2.85% and 4.80%, respectively, as of

 U.S. GLOBAL ACCOLADE FUNDS



March 31, 2003. The S&P 500's total annualized returns for the one-, three-, five- and since inception period is -24.76%, -16.09%, -3.77% and 3.39%, respectively, as of March 31, 2003. Inception date March 31, 1997.



(1)Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.

(2)The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

(3)Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

(4)The Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted) is a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region.

 BONNEL GROWTH FUND


FUND MANAGER'S PERSPECTIVE
A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund focuses on mid-cap growth issues in sectors that have good growth prospects. Our primary objective is long-term capital appreciation.

PERFORMANCE

 BONNEL GROWTH FUND

                           [Bonnel Growth Fund Graph]

                                                           For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                    April 30, 2003
                                 Inception   Five Year   One Year   Six Month
  Bonnel Growth Fund
    (Inception 10/17/94)           9.99%      (0.86)%    (26.13)%    (5.87)%
  ---------------------------------------------------------------------------
  S&P 500 Stock Index             10.03%      (2.42)%    (13.30)%     4.48%
  ---------------------------------------------------------------------------
  S&P Mid-Cap 400 Index           12.87%       4.35%     (17.52)%     3.96%
  ---------------------------------------------------------------------------
  Russell 2000 Index(R)            6.86%      (2.47)%    (20.76)%     7.55%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.
  The S&P Mid-Cap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Russell
  2000 Index(R) is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000(R), a widely recognized small-cap index. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 BONNEL GROWTH FUND



SIX MONTHS IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The past six months witnessed some major issues that impacted the stock market and the fund. First, there was the war with Iraq. Since late 2002 to March 2003, the nation was wondering if a war would start and how long it would last. Everyone was worried about the possibility of weapons of mass destruction being used on allied troops and the fact that many lives could be lost. During these times, it appeared as though everyone was tuned into his or her televisions to learn more about what was happening and no one was looking at the economy. Even the Federal Reserve Board, after a half of a percent rate cut in early November, left interest rates alone. People were interested in what the stock market might do if the war was short or if it ended up being long and drawn out. Then there was news of major airlines, like United Airlines, filing for bankruptcy. The market, as measured by the S&P 500 Stock Index (S&P 500), came very close to breaking the low it established in October 2002, which was 776.76. In November 2002, it rallied to 938.87 and then fell back to 800.73 in March 2003. At that time, you could cut the doom and gloom with a knife, with the market looking as though it would continue its three-year down trend. However, the market did regain its stability, and by the end of April it regained most of what it had lost from the November highs. One thing that may have helped the market was interest rates continuing to remain near 40-year lows.

INVESTMENT HIGHLIGHTS

During this six-month time frame, the fund went into a defensive position, with a large cash holding. In the latter part of March, based on analysis of sentiment indicators and earnings models, cash was gradually put back into the stock market with half of the fund's investments in stocks by the end of April. Part of the fund was placed in healthcare, retailing and transportation. Healthcare is benefiting from the aging of America. This trend should continue for many years to come. Retailing, despite all of the doom about the consumer not spending, is doing well in specific niche areas. As for transportation, could it be that healthcare and retailing industries are doing well enough to keep part of this industry alive? Only time will tell.

CURRENT OUTLOOK

This is not meant to be humorous, but there is an old saying that is still very true today--The market could go up if it doesn't go down (assuming it doesn't remain unchanged). We believe it could go either way. As we

 BONNEL GROWTH FUND


mentioned earlier, we are now invested back into the market. Let's look at some reasons for the market going up and reasons why it could go down.

The positive items are:

  * Low interest rates. This is helping consumers and corporations borrow money at reasonable rates, which can keep the economy moving.

  * The potential of tax cuts. This is another stimulus to the economy.

On the negative side we have:

  * High valuations. Stocks are still selling at very high multiples.

  * The economy is still very sluggish. Unemployment is staying close to the six percent range.

Which side will prevail? We certainly hope that the bullish case dominates and the market advances for at least the rest of this year. After three years of a bear market we could all use a breather.

 BONNEL GROWTH FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS        April 30, 2003

   BARD, INC.                                                   3.03%
     HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES
   ------------------------------------------------------------------
   ADVANCED MICRO DEVICES, INC.                                 2.67%
     ELECTRONICS & COMPONENTS
   ------------------------------------------------------------------
   PHARMACEUTICAL RESOURCES, INC.                               2.10%
     HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES
   ------------------------------------------------------------------
   FORTUNE BRANDS, INC.                                         1.73%
     MANUFACTURING
   ------------------------------------------------------------------
   ZEBRA TECHNOLOGIES CORP.                                     1.59%
     MANUFACTURING
   ------------------------------------------------------------------
   HARLEY-DAVIDSON, INC.                                        1.59%
     TRANSPORTATION
   ------------------------------------------------------------------
   3M CO.                                                       1.51%
     MANUFACTURING
   ------------------------------------------------------------------
   AMGEN, INC.                                                  1.46%
     PHARMACEUTICALS
   ------------------------------------------------------------------
   GENZYME CORP.                                                1.44%
     HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES
   ------------------------------------------------------------------
   POGO PRODUCING CO.                                           1.42%
     OIL & GAS EXTRACTION & SERVICES



 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS              April 30, 2003

   HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES                   14.25%
   MANUFACTURING                                                9.11%
   RETAIL                                                       7.09%
   PHARMACEUTICALS                                              4.46%
   TRANSPORTATION                                               4.06%

 MEGATRENDS FUND


FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The goal of the MegaTrends Fund is to seek long-term capital appreciation consistent with capital preservation. The fund is currently diversified amongst five industry groups: healthcare/pharmaceuticals, energy, technology/telecommunications, financial services and selected consumer franchises. Within these sectors, we are buying growth at reasonable prices by selecting stocks whose projected earnings growth relative to their price-earning (P/E) ratio is substantially higher than that of our benchmark, the S&P 500 Stock Index (S&P 500).

On November 27, 2002, the fund changed its investment strategy to a selection of large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy able to invest in growth and value stocks, bonds, and money market instruments.

 MEGATRENDS FUND


PERFORMANCE

 MEGATRENDS FUND

                             [MegaTrends Fund Graph]

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                  April 30, 2003

                                Ten Year   Five Year   One Year   Six Month
  MegaTrends Fund                3.93%      (4.46)%    (22.18)%    1.21%
  -------------------------------------------------------------------------
  S&P 500 Stock Index            9.66%      (2.42)%    (13.30)%    4.48%
  -------------------------------------------------------------------------
  Russell 1000 Growth Index(R)   7.88%      (5.63)%    (14.35)%    4.28%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock
  Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 MEGATRENDS FUND


SIX MONTHS IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The last six months were a very difficult period for the stock market. Uncertainty that was related to the military action in Iraq dominated the market. In addition, different economic worries, including "double-dip recession" and deflation anxieties, also worked against the stocks. As the uncertainty of war was lifted, the market, as represented by the S&P 500, responded with a strong rally in March and April. Furthermore, the persistent trend of price increases in commodities, especially gold and energy, seemed to be working against the deflation threat, as did the growth in the money supply. Rather than deflation, all of the evidence suggests that inflation remains a possibility. We continue to hold a fair amount of energy and precious metals stocks for purposes of insurance against market uncertainty, inflation and potential investment gains.

INVESTMENT HIGHLIGHTS

Most of the stocks in our portfolio posted gains for the period, which we view as an indication that our overall approach that has produced strong gains over the past three years is still working.

The best performers were stocks in the energy sector. As always our strategy is to be diversified even within the sectors in which we invest. Thus, our energy sector holdings ranged from fairly leveraged drillers such as Noble Drilling Corp.,(1) to high quality merchant energy companies such as Duke Energy Corporation.(2) During the period, we opened new positions in EnCana Corp.,(3) a Canadian-based company that is the largest and best-positioned independent oil and gas producer in the world. Another new energy sector holding that performed well for the fund was Petro-Canada,(4) an integrated oil company with great long-term potential.

Another sector that we would like to highlight is precious metals, the most likely winners of the current economic trends. We added to our holdings in this sector when we opened small positions in Barrick Gold Corporation(5) and Newmont Mining Corp.(6) Our long-term holding, Zimbabwe Platinum Mines Ltd.,(7) that was a tiny speculation on platinum prices, became a best performer in the fund for the period.

We added to our positions in the financial services sector with the purchase of The Bank of New York Company, Inc.,(8) a leader in the financial industry and the biggest clearinghouse in the U.S. The array of growth opportunities that it offers ranges from expanded product offerings to

 MEGATRENDS FUND


greater distribution for security lending activities. The financial stocks in general benefited from the March 2003 rally.

In the consumer franchise sector, our long-time favorites Tiffany & Co.(9) and Harman International Industries, Inc.(10) did not disappoint. We also added new positions to our pharmaceutical holdings when we bought Eli Lilly & Co.(11) In addition, the fund opened a new position in the defense sector by buying Northrop Grumman Corp.(12) and General Dynamics Corporation.(13) Both have compelling fundamentals, huge growth potential and will benefit from the defense budget increases. These stocks, together with our technology holdings, Intel Corporation,(14) Flextronics International Ltd.(15) and Micron Technology, Inc.,(16) are the fund's best bet for potential growth.

CURRENT OUTLOOK

For a variety of reasons, we remain optimistic about the market for the next six to twelve months. Although the market is not cheap by historical standards, several sectors including energy are dramatically undervalued. Upbeat talks about the macroeconomy along with political initiatives to stimulate the economy could help to revive interest in stocks once again. Dividend yields are inching up while the money market rates are going down. Once investors sense that the economy is on solid ground, the trickle of money coming into stocks could turn into a flood. Dips notwithstanding, the stocks will remain uptrended until sharply rising oil prices or big interest rate hikes chill investor enthusiasm.

 (1) This security comprised 4.51% of the fund's total net assets as of 4/30/03.

 (2) This security comprised 1.76% of the fund's total net assets as of 4/30/03.

 (3) This security comprised 2.49% of the fund's total net assets as of 4/30/03.

 (4) This security comprised 3.05% of the fund's total net assets as of 4/30/03.

 (5) This security comprised 2.03% of the fund's total net assets as of 4/30/03.

 (6) This security comprised 2.23% of the fund's total net assets as of 4/30/03.

 (7) This security comprised 4.62% of the fund's total net assets as of 4/30/03.

 (8) This security comprised 3.47% of the fund's total net assets as of 4/30/03.

 (9) This security comprised 4.04% of the fund's total net assets as of 4/30/03.

(10) This security comprised 1.94% of the fund's total net assets as of 4/30/03.

(11) This security comprised 3.72% of the fund's total net assets as of 4/30/03.

(12) This security comprised 4.27% of the fund's total net assets as of 4/30/03.

(13) This security comprised 2.41% of the fund's total net assets as of 4/30/03.

(14) This security comprised 3.58% of the fund's total net assets as of 4/30/03.

(15) This security comprised 2.13% of the fund's total net assets as of 4/30/03.

(16) This security comprised 1.16% of the fund's total net assets as of 4/30/03.

 MEGATRENDS FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS        April 30, 2003

   NABORS INDUSTRIES, INC.                                      5.59%
     OIL & GAS EXTRACTION & SERVICES
   ------------------------------------------------------------------
   ZIMBABWE PLATINUM MINES LTD.                                 4.52%
     METAL MINING
   ------------------------------------------------------------------
   NOBLE DRILLING CORP.                                         4.41%
     OIL & GAS EXTRACTION & SERVICES
   ------------------------------------------------------------------
   APEX SILVER MINES LTD.                                       4.34%
     METAL MINING
   ------------------------------------------------------------------
   NORTHROP GRUMMAN CORP.                                       4.18%
     AIRCRAFT & DEFENSE
   ------------------------------------------------------------------
   TIFFANY & CO.                                                3.95%
     RETAIL
   ------------------------------------------------------------------
   AOL TIME WARNER, INC.                                        3.90%
     MEDIA
   ------------------------------------------------------------------
   APACHE CORP.                                                 3.77%
     OIL & GAS EXTRACTION & SERVICES
   ------------------------------------------------------------------
   ELI LILLY & CO.                                              3.64%
     PHARMACEUTICALS
   ------------------------------------------------------------------
   INTEL CORPORATION                                            3.50%
     ELECTRONICS & COMPONENTS



 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS              April 30, 2003

   OIL & GAS EXTRACTION & SERVICES                             22.48%
   METAL MINING                                                14.64%
   FINANCIAL SERVICES                                           9.89%
   RETAIL                                                       7.82%
   ELECTRONICS & COMPONENTS                                     6.71%

 EASTERN EUROPEAN FUND


FUND MANAGER'S PERSPECTIVE
A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a diversified portfolio of the equity securities of companies located in the emerging markets of Eastern Europe. The fund will focus its investments in companies located in the Eastern European Region, namely Albania, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovak Republic, Slovenia and Ukraine. While the fund may invest in companies of any size, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

                          [Eastern European Fund Graph]

                                                           For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                    April 30, 2003
                                 Inception   Five Year   One Year   Six Month
  Eastern European Fund
    (Inception 3/31/97)           6.78%        4.67%      15.77%     16.50%
  ---------------------------------------------------------------------------
  S&P 500 Stock Index             4.70%       (2.42)%    (13.30)%     4.48%
  ---------------------------------------------------------------------------
  Morgan Stanley Capital
    Emerging Markets Eastern
    European Index (Russia at
    30% market cap weighted)      0.09%       (2.25)%      7.70%     16.87%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Stock
  Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. Companies. The Morgan Stanley Capital Emerging Markets Eastern
  European Index (Russia at 30% market cap weighted) is a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 EASTERN EUROPEAN FUND


SIX MONTHS IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The past six months were quite turbulent for emerging markets as global tensions surrounding Iraq exerted pressure in the early stages of the year and then eased as the conflict was successfully concluded in favour of the coalition forces.

All key regional markets appreciated strongly over the reporting period, although the end numbers largely reflect the strong rally in performance in the last month rather than being indicative of a steady increase. The Czech Republic and Hungary seemed to appeal to cautious investors, appreciating by 23.4 percent (Budapest Stock Exchange US$ Index) and 33.9 percent (Prague Stock Exchange 50 US$ Index), respectively, over the reporting period. Russia, on the other hand, struggled to overcome external pressures for the first 3 months of the year, but rallied strongly in April, up 16.8 percent (Credit Suisse First Boston Russian Ordinary Shares Index) for the six months. Poland posted an appreciation of just
6.7 percent (Warsaw Stock Exchange WIG US$ Index), continuing to be the disappointing regional market, as signs of economic recovery remain elusive.

Russia continues to produce positive news both on a domestic political and economic fundamentals front. The fund will maintain an overweight stance on Russia while this trend continues. GDP growth is forecast at 6.4 percent for the first quarter 2003--the fastest appreciation since fourth quarter 2000--and Russian foreign currency reserves are now the ninth-largest in the world. In addition, Russia has had three successive budget surpluses.

Oil price concerns, which kept investors away from Russia during the war in Iraq, subsided at its conclusion and the Russian market was free to appreciate.

The announcement by BP plc (British Petroleum)(1) of its US$ 6.8 billion move into Russia marked a turning point earlier this year also, and highlights Russia's growing attractiveness and lower risk-return profile for foreign investors.

Central European growth forecasts for 2003 range between 4 percent for Hungary to 2.7 percent for the Czech Republic. The impact of slowing economic activity in Western Europe is much more pronounced here relative to Russia due to closer export links.

European Union (EU) enlargement will be the key economic and political concern for the region this year. EU accession countries, which include

 EASTERN EUROPEAN FUND


Poland, the Czech Republic and Hungary, were formally invited to join the EU at the Copenhagen Summit in December 2002, and all these countries are due to hold a referendum on EU entry in the first half of 2003. This is one of the last requirements for EU admission. At the time of writing we have already seen a comprehensive 'yes' vote in Slovenia, Malta and Lithuania, and it is expected that the electorate in all of the respective countries will back the proposal. This means that history will be made in 2004, when candidate countries will be free to participate in the EU parliamentary elections.

INVESTMENT HIGHLIGHTS

The Eastern European Fund's net asset value (NAV) appreciated by 16.5 percent over the six-month reporting period, slightly underperforming its benchmark, the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30 percent market cap weighted), which appreciated by 16.9 percent.

The fund employs a bottom-up investment approach, which traditionally performs strongly in steadily growing markets, but can underperform when markets are rising sharply. April's sharp market appreciation resulted in the fund marginally underperforming its benchmark over the reporting period, as the resurgence in domestic liquidity in Russia drove up certain stocks not based on fundamentals. Specifically, the utilities sector has been a strong performer with Mosenergo,(1) the Russian electricity distributor, up nearly 100 percent(9) this year and Unified Energy Systems,(1) the national holding company for the Russian power sector, up 35 percent(9) in the last three months. This sharp increase in market value is not fundamentally driven, but rather, local investors are attempting to acquire a blocking minority position in both companies, which has squeezed the share price higher. We believe that this is ultimately negative for portfolio investors. The fundamental outlook for the sector, despite restructuring, is not good, and it is widely anticipated that when the insider buying stops, these prices should fall back.

The fund will continue to focus on those companies that offer investors a strong balance sheet, transparent management practices and valuation upside. Amongst the fund's key holdings, the telecommunication sector and the banking sector yielded the most significant positive results.

The fund's positions in Rostelecom,(2) Russia's national provider of long-distance and international services; Cesky Telecom a.s.,(3) the Czech national provider; and Vimpelcom(4) and Mobile Telesystems,(5) Russia's

 EASTERN EUROPEAN FUND


two largest cellular providers, appreciated by 44.6 percent,(9) 63.3 percent,(9)
41.4 percent(9) and 46.7 percent,(9) respectively, over the six-month reporting period.

Recently acquired positions in Hansabank Ltd.(6) and Erste Bank der oesterreichischen Sparkassen AG(7) have shown good progress--the securities are up 34.3 percent(9) and 35.7 percent,(9) respectively, over the six-month reporting period, while Sberbank RF(8) has maintained its track record of strong performance to be up 22.5 percent.(9)

CURRENT OUTLOOK

We maintain a positive outlook for the region as a whole, but particularly for Russia. Most importantly for the fund, Russian companies remain significantly undervalued compared to their emerging market peers. We believe that there is vast potential for an upside in company valuations for those stocks that have a strong fundamental story. The Putin government's political stability and commitment to economic reform are also important considerations.

On the negative side, the Russian market has become highly volatile again and is often driven by domestic speculation rather than fundamentals. This can often lead to negative performance in certain situations, but we will continue to adhere to our fundamental investment process.


(1) The fund did not hold this security as of 4/30/03.

(2) This security comprised 3.10% of the fund's total net assets as of 4/30/03.

(3) This security comprised 4.81% of the fund's total net assets as of 4/30/03.

(4) This security comprised 6.62% of the fund's total net assets as of 4/30/03.

(5) This security comprised 4.50% of the fund's total net assets as of 4/30/03.

(6) This security comprised 2.85% of the fund's total net assets as of 4/30/03.

(7) This security comprised 2.01% of the fund's total net assets as of 4/30/03.

(8) This security comprised 8.24% of the fund's total net assets as of 4/30/03.

(9) Appreciation is based on valuation in U.S. dollar.

 EASTERN EUROPEAN FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENT         April 30, 2003

   YUKOS                                                        8.32%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   SBERBANK RF                                                  8.25%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   LUKOIL HOLDINGS                                              7.81%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   OTP BANK RT.                                                 7.52%
     FINANCIAL SERVICES
   ------------------------------------------------------------------
   VIMPELCOM                                                    6.63%
     COMMUNICATIONS
   ------------------------------------------------------------------
   MOL MAGYAR OLAJ-ES GAZIPARI RT.                              5.08%
     OIL & GAS EXTRACTION
   ------------------------------------------------------------------
   CESKY TELECOM A.S.                                           4.82%
     COMMUNICATIONS
   ------------------------------------------------------------------
   NETIA HOLDINGS S.A.                                          4.65%
     COMMUNICATIONS
   ------------------------------------------------------------------
   MOBILE TELESYSTEMS                                           4.51%
     COMMUNICATIONS
   ------------------------------------------------------------------
   SIBNEFT                                                      4.46%
     OIL & GAS EXTRACTION



 TOP INDUSTRIES BASED ON TOTAL INVESTMENTS                April 30, 2003

   OIL & GAS EXTRACTION                                        30.88%
   FINANCIAL SERVICES                                          29.35%
   COMMUNICATIONS                                              27.30%
   BEVERAGES                                                    0.89%

BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                         April 30, 2003


COMMON STOCKS 62.90%                                SHARES      VALUE


AIRCRAFT & DEFENSE 1.41%

Lockheed Martin Corp. ..........................    20,000   $ 1,001,000

COMPUTER SOFTWARE & HARDWARE 3.14%

Echelon Corporation ............................    30,000       393,000*
Kronos, Inc. ...................................    20,000       912,400*
Mercury Interactive Corp. ......................    10,000       339,400*
Open Text Corp. ................................    20,000       574,000*
OpticNet, Inc. .................................    20,000             0*
                                                             -----------
                                                               2,218,800

COMPUTERS & DATA PROCESSING 2.51%

Documentum, Inc. ...............................    40,000       735,600*
Fair Isaac Corp. ...............................    20,000     1,041,600
                                                             -----------
                                                               1,777,200

CONSTRUCTION 0.77%

The Ryland Group, Inc. .........................    10,000       542,300

CONSULTING SERVICES 1.16%

The Corporate Executive Board Co. ..............    20,000       819,800*

ELECTRONICS & COMPONENTS 3.16%

Advanced Micro Devices, Inc. ...................   300,000     2,232,000*

HEALTHCARE PRODUCTS, EQUIPMENT & SERVICES 16.87%

Bard, Inc. .....................................    40,000     2,535,200
Chiron Corp. ...................................    20,000       816,600*
Cytyc Corporation ..............................    30,000       396,000*
Diagnostic Products Corp. ......................    20,000       790,000
Genzyme Corp. ..................................    30,000     1,208,400*
ICU Medical, Inc. ..............................     7,000       222,460*
IDEXX Laboratories, Inc. .......................    10,000       390,000*
Immucor, Inc. ..................................    10,000       205,300*
Odyssey Healthcare, Inc. .......................    30,000       775,200*
Pharmaceutical Resources, Inc. .................    40,000     1,758,000*
Sierra Health Services, Inc. ...................    30,000       498,000*
The Cooper Companies, Inc. .....................    30,000       837,000
USANA Health Sciences, Inc. ....................     5,000       134,505*
Waters Corporation .............................    30,000       720,300*
Zoll Medical Corp. .............................    20,000       646,000*
                                                             -----------
                                                              11,932,965



BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                         April 30, 2003


COMMON STOCKS                                       SHARES       VALUE

MANUFACTURING 10.78%

3M Co. .........................................    10,000   $ 1,260,400
AGCO Corp. .....................................    20,000       364,200*
Avery Dennison Corporation .....................    20,000     1,060,200
Ball Corp. .....................................    20,000     1,123,200
Dionex Corp. ...................................    30,000     1,032,330*
Fortune Brands, Inc. ...........................    30,000     1,452,000
Zebra Technologies Corp., Class A ..............    20,000     1,333,400*
                                                             -----------
                                                               7,625,730

OIL & GAS EXTRACTION & SERVICES 2.43%

Pogo Producing Co. .............................    30,000     1,188,000
Varco International, Inc. ......................    30,000       527,700*
                                                             -----------
                                                               1,715,700

PHARMACEUTICALS 5.28%

Amgen, Inc. ....................................    20,000     1,226,200*
Celgene Corp. ..................................    20,000       532,200*
MedImmune, Inc. ................................    20,000       705,400*
SICOR, Inc. ....................................    20,000       358,600*
Taro Pharmaceutical Industries Ltd. ............    20,000       915,200*
                                                             -----------
                                                               3,737,600

RETAIL 8.39%

Avon Products, Inc. ............................    20,000     1,163,400
Callaway Golf Co. ..............................    20,000       278,600
Colgate-Palmolive Co. ..........................    20,000     1,143,400
Columbia Sportswear Company ....................    20,000       960,200*
K-Swiss, Inc., Class A .........................    20,000       594,600
O'Reilly Automotive, Inc. ......................    20,000       593,200*
The Timberland Co., Class A ....................    10,000       499,900*
Tuesday Morning Corporation ....................    30,000       701,400*
                                                             -----------
                                                               5,934,700

TELECOMMUNICATIONS 2.19%

Lucent Technologies, Inc. ......................   500,000       900,000*
Tekelec ........................................    20,000       215,200*
UTStarcom, Inc. ................................    20,000       435,420*
                                                             -----------
                                                               1,550,620

TRANSPORTATION 4.81%

C.H. Robinson Worldwide, Inc. ..................    20,000       735,800
Harley-Davidson, Inc. ..........................    30,000     1,333,200
Heartland Express, Inc. ........................    10,000       230,000*

                                                                              21

BONNEL GROWTH FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                         April 30, 2003


COMMON STOCKS                                          SHARES           VALUE

TRANSPORTATION (CONT'D)

Knight Transportation, Inc. ...............            20,000        $  482,000*
Landstar System, Inc. .....................            10,000           621,300*
                                                                     ----------
                                                                      3,402,300
                                                                     ----------
TOTAL COMMON STOCKS .......................        44,490,715
  (cost $43,327,207)

REPURCHASE                             COUPON  MATURITY   PRINCIPAL
AGREEMENTS 55.47%                       RATE     DATE       AMOUNT

Joint Tri-Party Repurchase
  Agreements, 04/30/03,
  collateralized by U.S. Treasury
  securities held in joint tri-party
  repurchase accounts:

UBS Paine Webber,
  repurchase price $12,000,420         1.26%   05/01/03  $12,000,000        12,000,000
Bear Sterns & Co.,
  repurchase price $9,530,336          1.27%   05/01/03    9,530,000         9,530,000
Credit Suisse First Boston,
  repurchase price $17,708,507         1.27%   05/01/03   17,707,882        17,707,882
---------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                 39,237,882
---------------------------------------------------------------------------------------
  (cost $39,237,882)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 118.37%                                                   83,728,597
---------------------------------------------------------------------------------------
  (cost $82,565,089)
Other assets and liabilities, net (18.37)%                                 (12,993,899)
                                                                           -----------

NET ASSETS 100%                                                            $70,734,698
                                                                           -----------


* Non-income producing security
See accompanying notes to portfolios of investments.

MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                            April 30, 2003

COMMON STOCKS 97.59%                                   SHARES           VALUE

AIRCRAFT & DEFENSE 6.68%

General Dynamics Corporation ..............             4,000        $  248,280
Northrop Grumman Corp. ....................             5,000           439,750
                                                                     ----------
                                                                        688,030

ELECTRONICS & COMPONENTS 6.86%

Flextronics International Ltd. ............            25,000           218,750*
Intel Corporation .........................            20,000           368,000
Micron Technology, Inc. ...................            14,000           119,000*
                                                                     ----------
                                                                        705,750

ENERGY 1.76%

Duke Energy Corporation ...................            10,300           181,177

FINANCIAL SERVICES 10.11%

Citigroup, Inc. ...........................             8,800           345,400
The Bank of New York Company, Inc. ........            13,500           357,075
Wells Fargo & Company .....................             7,000           337,820
                                                                     ----------
                                                                      1,040,295

HEALTHCARE 5.63%

Cardinal Health, Inc. .....................             4,000           221,120
Quest Diagnostics, Inc. ...................             6,000           358,500*
                                                                     ----------
                                                                        579,620

HOSPITALS & GENERAL SURGICAL 3.01%

Universal Health Services, Inc., Class B ..             8,000           309,360*

INSURANCE 4.58%

AFLAC, Inc. ...............................             6,000           196,260
HCC Insurance Holdings, Inc. ..............            10,000           275,000
                                                                     ----------
                                                                        471,260

MANUFACTURING 5.30%

General Electric Co. ......................            10,000           294,500
Tyco International Ltd. ...................            16,100           251,160
                                                                     ----------
                                                                        545,660

MEDIA 3.99%

AOL Time Warner, Inc. .....................            30,000           410,400*


                                                                              23






MEGATRENDS FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                           April 30, 2003


COMMON STOCKS                                          SHARES           VALUE

METAL MINING 14.97%

Apex Silver Mines Ltd. ....................            35,000        $  456,750*
Barrick Gold Corporation ..................            14,000           209,300
Kenor ASA .................................           175,000           129,900*
Newmont Mining Corp. ......................             8,500           229,670
Trend Mining Co. ..........................           242,500            38,800*
Zimbabwe Platinum Mines Ltd. ..............           250,000           475,874*
                                                                     ----------
                                                                      1,540,294

OIL & GAS EXTRACTION & SERVICES 22.99%

Anadarko Petroleum Corp. ..................             7,800           346,320
Apache Corp. ..............................             6,930           396,743
EnCana Corp. ..............................             7,800           256,620
Nabors Industries, Inc. ...................            15,000           588,000*
Noble Drilling Corp. ......................            15,000           464,250*
Petro-Canada ..............................             9,500           313,500
                                                                     ----------
                                                                      2,365,433

PHARMACEUTICALS 3.72%

Eli Lilly & Co. ...........................             6,000           382,920

RETAIL 7.99%

Harman International Industries, Inc. .....             3,000           199,770
Tiffany & Co. .............................            15,000           416,100
Weight Watchers International, Inc. .......             4,400           206,712*
                                                                     ----------
                                                                        822,582
                                                                     ----------
TOTAL COMMON STOCKS .......................        10,042,781
  (cost $10,482,640)

                                                     PRINCIPAL
REPURCHASE AGREEMENT 4.66%                            AMOUNT

Joint Tri-Party Repurchase Agreement, Credit Suisse First Boston, 04/30/03,
  1.27%, due 05/01/03, repurchase price $479,688, collateralized by U.S.
  Treasury securities held in joint tri-party
  repurchase account (cost $479,671) ......        $  479,671           479,671

-------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.25%                                           10,522,452
-------------------------------------------------------------------------------
  (cost $10,962,311)
Other assets and liabilities, net (2.25)%                             (231,807)
                                                                    -----------

NET ASSETS 100%                                                     $10,290,645
                                                                    -----------


* Non-income producing security
See accompanying notes to portfolios of investments.

EASTERN EUROPEAN FUND

 PORTFOLIO OF INVESTMENTS (UNAUDITED)                          April 30, 2003

COMMON AND PREFERRED STOCKS 88.27%                     SHARES           VALUE

BEVERAGES 0.89%

Sun Interbrew Ltd. 144A, GDR ..............            43,166        $  162,218*

COMMUNICATIONS 27.25%

Cesky Telecom a.s., GDR ...................            77,251           882,979*
Magyar Tavkozlesi Rt., ADR ................            29,848           586,513
Mobile Telesystems, Sponsored ADR .........            17,206           825,888
Netia Holdings S.A ........................         1,129,238           851,809*
Rostelecom, Preferred Stock ...............           592,443           568,745
Stream Communications Network, Inc. .......            60,000            70,200*
VimpelCom, Sponsored ADR ..................            30,475         1,214,733*
                                                                     ----------
                                                                      5,000,867

FINANCIAL SERVICES 29.30%

Bank Polska Kasa Opieka S.A., GDR .........            32,202           704,580
Bank Przemyslowo-Handlowy PBK S.A .........             6,252           368,439
Erste Bank der oesterreichischen Sparkassen AG          4,655           369,133*
Hansabank Ltd. ............................            28,687           523,627
Komercni Banka a.s ........................             5,177           361,439*
Komercni Banka a.s., Sponsored GDR ........             7,006           159,737*
OTP Bank Rt., GDR .........................            63,821         1,377,257
Sberbank RF ...............................             6,603         1,512,087
                                                                     ----------
                                                                      5,376,299

METAL MINING 0.00%

Ashurst Technology Ltd., Units ............            93,470                 0*

OIL & GAS EXTRACTION 30.83%

Hurricane Hydrocarbons Ltd., Class A ......            32,114           351,695*
Lukoil Holdings, ADR ......................            20,678         1,430,917
MOL Magyar Olaj-es Gazipari Rt., GDR ......            35,094           929,991
Sibneft, Sponsored ADR ....................            35,022           816,363
Surgutneftegaz, Sponsored ADR .............             1,388            32,826
Surgutneftegaz, Preferred Stock ...........           977,114           231,087
Transneft, Preferred Stock ................               910           339,430
YUKOS, ADR ................................             8,713         1,524,775
                                                                     ----------
                                                                      5,657,084


TOTAL COMMON & PREFERRED STOCKS ...........        16,196,468
  (cost $13,777,156)

                                                                              25






EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS (UNAUDITED)                         April 30, 2003


                                                     PRINCIPAL
REPURCHASE AGREEMENT 11.58%                           AMOUNT            VALUE
Joint Tri-Party Repurchase Agreement, Credit Suisse First Boston, 04/30/03,
  1.27%, due 05/01/03, repurchase price $2,124,208, collateralized by U.S.
  Treasury securities held in joint tri-party
  repurchase account (cost $2,124,133)              $2,124,133       $ 2,124,133


--------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.85%                                              18,320,601
--------------------------------------------------------------------------------
  (cost $15,901,289)
Other assets and liabilities, net 0.15%                                   28,498
                                                                     -----------

NET ASSETS 100%                                                      $18,349,099
                                                                     -----------


ADR - American Depositary Receipt GDR - Global Depositary Receipt * Non-income producing security
See accompanying notes to portfolios of investments.

 NOTES TO PORTFOLIOS OF INVESTMENTS
 (UNAUDITED)                                                   April 30, 2003

GLOBAL PORTFOLIO SECURITIES BY COUNTRY
                                                                PERCENTAGE OF
COUNTRY                                           VALUE       TOTAL INVESTMENTS
EASTERN EUROPEAN FUND

Russia ....................................     $8,659,069             47.26%
Hungary                                          2,893,761             15.80%
United States                                    2,124,133             11.59%
Poland                                           1,924,828             10.51%
Czech Republic                                   1,404,155              7.66%
Other                                            1,314,655              7.18%
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                              $18,320,601            100.00%
--------------------------------------------------------------------------------


JOINT TRI-PARTY REPURCHASE AGREEMENT (SEE ALSO NOTE 1 TO
FINANCIAL STATEMENTS)

The terms of the repurchase agreement at April 30, 2003 were:

Credit Suisse First Boston repurchase agreement, 04/30/03, 1.27%, due 05/01/03:
  Total principal amount: $69,682,077; Total repurchase value: $69,684,535

    Collateral:
    $63,315,000 U.S. Treasury Note/Bond, 5.75%, 11/15/05
      (Total collateral market value of $71,078,518)

Bear Sterns repurchase agreement, 04/30/03, 1.27%, due 05/01/03:
  Total principal amount: $43,430,000; Total repurchase value: $43,431,532

    Collateral:
    $10,000 U.S. Treasury Bill, 0.00%, 05/01/03
    $1,120,000 U.S. Treasury Note/Bond, 8.125%, 08/15/19
    $8,640,000 U.S. Treasury Note/Bond, 6.125%, 08/15/21
    $4,200,000 U.S. Treasury Note/Bond, 3.625%, 08/31/03
    $3,000,000 U.S. Treasury Note/Bond, 6.50%, 08/15/05
    $12,717,000 U.S. Treasury Note/Bond, 2.875%, 06/30/04
    $3,530,000 U.S. Treasury Note/Bond, 2.25%, 07/31/04
    $6,061,000 U.S. Treasury Note/Bond, 2.125%, 08/31/04
      (Total collateral market value of $44,299,430)

UBS Paine Webber repurchase agreement, 04/30/03, 1.26%, due 05/01/03:
  Total principal amount: $20,200,000; Total repurchase value: $20,200,707

    Collateral:
    $20,260,000 U.S. Treasury Note/Bond, 2.25%, 07/31/04
      (Total collateral market value of $20,607,540)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreement. Each owns an undivided interest in the account.

 STATEMENTS OF ASSETS AND LIABILITIES
 (UNAUDITED)                                              April 30, 2003

                               BONNEL GROWTH   MEGATRENDS       EASTERN
                                   FUND           FUND       EUROPEAN FUND

Investments, at identified
 cost                           $82,565,089    $10,962,311    $15,901,289
                                ===========    ===========    ===========
ASSETS
--------------------------------------------------------------------------
Investments, at value:
 Securities                     $44,490,715    $10,042,781    $16,196,468
 Repurchase agreements           39,237,882        479,671      2,124,133
Cash                                915,719             --         35,273
Receivables:
 Investments sold                        --             --        557,306
 Dividends                           14,800          3,459        128,609
 Interest                             1,381             17             --
 Capital shares sold                228,756          1,372        423,725
Other assets                         23,899         17,117         16,996
--------------------------------------------------------------------------
TOTAL ASSETS                     84,913,152     10,544,417     19,482,510
--------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------
Payables:
 Investments purchased           13,911,058        207,238      1,052,746
 Capital shares redeemed             62,776             --         15,983
 Adviser and affiliates              73,110         10,590         19,092
 Accounts payable and
  accrued expenses                  131,510         35,944         45,590
--------------------------------------------------------------------------
TOTAL LIABILITIES                14,178,454        253,772      1,133,411
--------------------------------------------------------------------------

NET ASSETS                      $70,734,698    $10,290,645    $18,349,099
                                ===========    ===========    ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------
Paid-in capital                $135,648,006    $13,691,487    $16,363,771
Accumulated net investment
 loss                              (409,034)      (510,093)       (53,317)
Accumulated net realized
 loss on investments and
 foreign currencies             (65,667,782)    (2,450,890)      (381,076)
Net unrealized appreciation
 (depreciation) of investments
 and other assets and
 liabilities denominated in
 foreign currencies               1,163,508       (439,859)     2,419,721
                                -----------    -----------    -----------
Net assets applicable to
 capital shares outstanding     $70,734,698    $10,290,645    $18,349,099
                                ===========    ===========    ===========
 Capital shares outstanding;
  an unlimited number of no
  par shares authorized           6,482,806      1,543,994      1,237,370
                                ===========    ===========    ===========

NET ASSET VALUE,
 PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE    $     10.91    $      6.66    $     14.83
                                ===========    ===========    ===========

See accompanying notes to financial statements.

 STATEMENTS OF OPERATIONS                         For the Six Months Ended
 (UNAUDITED)                                                April 30, 2003

                                BONNEL GROWTH   MEGATRENDS      EASTERN
                                    FUND           FUND      EUROPEAN FUND
NET INVESTMENT
INCOME

INCOME:
--------------------------------------------------------------------------
 Dividends                       $    45,095     $ 33,582     $  161,071
 Foreign taxes withheld on
  dividends                             (512)        (497)       (23,271)
                                 -----------     --------     ----------
  Net dividends                       44,583       33,085        137,800
 Interest and other                  280,125        2,400         41,046
 Securities lending                       --           72             --
                                 -----------     --------     ----------
  TOTAL INCOME                       324,708       35,557        178,846

EXPENSES:
--------------------------------------------------------------------------
 Management fees                     380,933       51,351         83,457
 Transfer agent fees and
  expenses                           102,447       14,184         14,140
 Accounting service fees and
  expenses                            19,766       19,836         19,836
 Professional fees                    52,192       17,132         16,331
 Distribution plan expenses           82,864       12,838         16,692
 Custodian fees                       22,310        8,241         38,127
 Shareholder reporting
  expenses                            27,228        5,112          5,089
 Registration fees                    13,331        7,982         13,293
 Trustees' fees and expenses          12,535       12,543         12,543
 Miscellaneous expenses               20,880       14,716         14,518
                                 -----------     --------     ----------
  Total expenses before
   reductions                        734,486      163,935        234,026
 Expenses offset - Note 1I              (744)          (9)          (345)
                                 -----------     --------     ----------
  NET EXPENSES                       733,742      163,926        233,681
--------------------------------------------------------------------------
NET INVESTMENT LOSS                 (409,034)    (128,369)       (54,835)
--------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
 Realized gain (loss) from:
  Securities                      (3,105,155)    (327,456)       460,387
  Foreign currency
   transactions                           --           --          6,785
                                 -----------     --------     ----------
  NET REALIZED GAIN (LOSS)        (3,105,155)    (327,456)       467,172
                                 -----------     --------     ----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                     (1,057,005)     563,802      1,520,250
  Other assets and
   liabilities denominated in
   foreign currencies                     --           --          1,889
                                 -----------     --------     ----------
  NET UNREALIZED APPRECIATION
   (DEPRECIATION)                 (1,057,005)     563,802      1,522,139
                                 -----------     --------     ----------
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS        (4,162,160)     236,346      1,989,311
--------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                  $(4,571,194)    $107,977     $1,934,476
                                 ===========     ========     ==========

See accompanying notes to financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                  BONNEL GROWTH FUND
                                        ---------------------------------------
                                        SIX MONTHS ENDED          YEAR ENDED
                                         APRIL 30, 2003        OCTOBER 31, 2002
                                          (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:

    Net investment loss ...................        $ (409,034)      $(1,052,353)
    Net realized gain (loss) ..............        (3,105,155)         (870,222)
    Net unrealized appreciation (depreciation)     (1,057,005)       (6,933,084)
                                                   ----------        ----------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ........        (4,571,194)       (8,855,659)

DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income ............              --                --
    From net capital gains ................              --                --
                                                   ----------        ----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              --                --

FROM CAPITAL SHARE TRANSACTIONS:

    Proceeds from shares sold .............         7,475,599        14,902,481
    Distributions reinvested ..............              --                --
    Paid-in capital portion of short-term trading
     fee ..................................             4,742             8,058
                                                   ----------        ----------
                                                    7,480,341        14,910,539
    Cost of shares redeemed ...............        (11,404,173)     (27,315,890)
                                                   ----------        ----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS ...        (3,923,832)      (12,405,351)

                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS .....        (8,495,026)      (21,261,010)

NET ASSETS

Beginning of period .......................        79,229,724        100,490,734


END OF PERIOD .............................        $70,734,698       $79,229,724


Accumulated net investment income (loss), end of
 period ...................................        $ (409,034)       $     --
                                                   ==========        ==========

CAPITAL SHARE ACTIVITY

    Shares sold ...........................           651,507         1,132,656
    Shares reinvested .....................              --                --
    Shares redeemed .......................        (1,004,666)       (2,073,412)
                                                   ----------        ----------
        NET SHARE ACTIVITY ................          (353,159)         (940,756)
                                                   ==========        ==========

See accompanying notes to financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                 MEGATRENDS                        EASTERN
                                                                    FUND                        EUROPEAN FUND
                                                    -----------------------------          -----------------------------
                                                    SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED  YEAR ENDED
                                                      APRIL 30 .        OCTOBER 31        APRIL 30      OCTOBER 31
                                                         2002              2002             2002          2002
                                                      (UNAUDITED)                       (UNAUDITED)

INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------------------------

    Net investment loss .........................   $   (128,369)   $   (236,647)   $    (54,835)   $   (214,846)
    Net realized gain (loss) ....................       (327,456)     (2,041,248)        467,172         382,878
    Net unrealized appreciation (depreciation) ..        563,802        (787,489)      1,522,139       1,125,687
                                                    ------------    ------------    ------------    ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS ..............        107,977      (3,065,384)      1,934,476       1,293,719

DISTRIBUTIONS TO SHAREHOLDERS:
                                                                                                    ------------

    From net investment income ..................        (63,282)           --              --              --
    From net capital gains ......................           --        (1,152,661)           --              --
                                                    ------------    ------------    ------------    ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....        (63,282)     (1,152,661)           --              --

FROM CAPITAL SHARE TRANSACTIONS:
                                                                                                    ------------
    Proceeds from shares sold ...................        465,746       1,134,195      12,041,643      20,866,771
    Distributions reinvested ....................         60,903       1,123,086            --              --
    Paid-in capital portion of short-term trading
     fee ........................................            424             305          53,341         254,388
                                                    ------------    ------------    ------------    ------------
                                                         527,073       2,257,586      12,094,984      21,121,159
    Cost of shares redeemed .....................     (1,169,343)     (1,383,527)     (4,376,189)    (17,480,726)
                                                    ------------    ------------    ------------    ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS .........       (642,270)        874,059       7,718,795       3,640,433

                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS ...........       (597,575)     (3,343,986)      9,653,271       4,934,152
                                                                                                    ------------
NET ASSETS

Beginning of period .............................     10,888,220      14,232,206       8,695,828       3,761,676

                                                                                                    ------------
END OF PERIOD ...................................   $ 10,290,645    $ 10,888,220    $ 18,349,099    $  8,695,828
                                                                                                    ------------

Accumulated net investment income (loss), end of
 period .........................................   $   (510,093)   $   (318,442)   $    (53,317)   $      1,518
                                                    ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
                                                                                                    ------------
    Shares sold .................................         71,007         148,510         881,230       1,765,431
    Shares reinvested ...........................          9,472         122,608            --              --
    Shares redeemed .............................       (181,064)       (172,981)       (326,751)     (1,490,647)
                                                    ------------    ------------    ------------    ------------
        NET SHARE ACTIVITY ......................       (100,585)         98,137         554,479         274,784
                                                    ============    ============    ============    ============

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Bonnel Growth and MegaTrends Funds are diversified; Eastern European Fund is non-diversified.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 For securities traded on international exchanges, if events occur after the close of the primary exchange and before the fund's net asset value is next determined which materially affect the value of the fund's securities, then those securities will be valued at their fair value as determined in good faith under the supervision of the board of trustees.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003


 Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for the funds, the trustees have imposed an internal limit of 15% of net assets. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The securities lending agreement was terminated in fiscal 2003. There were no securities on loan at April 30, 2003.

 C. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 2003.

 E. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 F. FORWARD FOREIGN CURRENCY CONTRACTS
 The funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003


 therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no open forward foreign currency contracts at April 30, 2003.

 G. FEDERAL INCOME TAXES
 The funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds generally pay income dividends and distribute capital gains, if any, annually.

 I. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 J. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in Bonnel Growth and MegaTrends Funds less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in Eastern European Fund less than 180 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid-in capital.

 K. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003


 and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2004, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

       Bonnel Growth Fund                 Bonnel, Inc.
       MegaTrends Fund                    Leeb Capital Management, Inc.
       Eastern European Fund              Charlemagne Capital Limited

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003

 which will be carried over to future periods is $0, $219, and $111,734 for the Bonnel Growth, MegaTrends and Eastern European Funds, respectively. The funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

 Leeb Brokerage Services, a broker/dealer affiliate of Leeb Capital Management, Inc., received $12,437, representing 50.59%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the six months ended April 30, 2003.

 During the six months ended April 30, 2003, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $22,002 for mailing services provided to the funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 for each quarterly meeting attended, plus special meeting fees. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the six months ended April 30, 2003, are summarized as follows:

        FUND                                  PURCHASES        SALES
  ----------------------------------------------------------------------
  Bonnel Growth                              $165,898,530   $194,657,273
  MegaTrends                                    4,456,772      5,146,022
  Eastern European                             12,200,822      6,323,927

 The following table presents the income tax basis of securities owned at April 30, 2003, and the tax basis components of net unrealized appreciation or depreciation:

                                    GROSS          GROSS       NET UNREALIZED
                     AGGREGATE    UNREALIZED     UNREALIZED     APPRECIATION
        FUND         TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------
Bonnel Growth ..   $82,565,089   $ 1,535,444   $   371,936   $ 1,163,508
MegaTrends .....    10,962,311     1,099,282     1,539,141      (439,859)
Eastern European    15,901,289     2,634,310       214,998     2,419,312

 NOTES TO FINANCIAL STATEMENTS                            April 30, 2003

 At April 30, 2003, Bonnel Growth Fund had capital loss carryovers of $61,522,564 with an expiration date of 10/31/09 and $1,040,063 with an expiration date of 10/31/10.

 At April 30, 2003, MegaTrends Fund had capital loss carryovers of $2,108,280 with an expiration date of 10/31/10.

 At April 30, 2003, Eastern European Fund had capital loss carryovers of $158,974 with an expiration date of 10/31/07, $13,493 with an expiration date of 10/31/08 and $663,300 with an expiration date of 10/31/09.

 Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible reevaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

NOTE 4: CREDIT ARRANGEMENTS

 Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at April 30, 2003.

 FINANCIAL HIGHLIGHTS

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                         SIX MONTHS
                                            ENDED
                                          APRIL 30,                  YEAR ENDED OCTOBER 31,
                                            2003        -----------------------------------------------
                                         (UNAUDITED)    2002       2001       2000       1999      1998

NET ASSET VALUE, BEGINNING OF PERIOD       $ 11.59     $ 12.92   $  29.01   $  25.17   $  16.18   $ 19.68
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                         (.06)       (.15)      (.13)      (.38)      (.30)     (.23)
  Net realized and unrealized gain
   (loss)                                     (.62)      (1.18)     (9.48)      7.97       9.87       .44
                                           -------     -------   --------   --------   --------   -------
  Total from investment activities            (.68)      (1.33)     (9.61)      7.59       9.57       .21
                                           -------     -------   --------   --------   --------   -------
Distributions
  From net investment income                    --          --         --         --         --        --
  From net realized gains                       --          --      (6.48)     (3.75)      (.58)    (3.71)
                                           -------     -------   --------   --------   --------   -------
  Total distributions                           --          --      (6.48)     (3.75)      (.58)    (3.71)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.91      $11.59     $12.92     $29.01     $25.17    $16.18
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account
 fees) (a)                                   (5.87)%    (10.29)%   (40.55)%    32.81%     60.85%      .80%
Ratios to Average Net Assets (b):
  Net investment loss                        (1.07)%     (1.09)%     (.73)%    (1.10)%    (1.41)%   (1.19)%
  Total expenses                              1.93%       1.78%      1.77%      1.55%      1.77%     1.85%
  Expenses reimbursed or offset                 --          --         --       (.01)%       --      (.01)%
  Net expenses                                1.93%       1.78%      1.77%      1.54%      1.77%     1.84%
Portfolio Turnover Rate                        480%        383%       338%       283%       197%      190%

Net assets, end of period (in
 thousands)                                $70,735     $79,230   $100,491   $212,281   $133,949   $87,751


(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.



See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                        SIX MONTHS
                                           ENDED
                                         APRIL 30,                YEAR ENDED OCTOBER 31,
                                           2003        --------------------------------------------
                                        (UNAUDITED)    2002      2001      2000      1999      1998

NET ASSET VALUE, BEGINNING OF PERIOD        $6.62       $9.20    $12.37    $10.76    $11.35    $13.90
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                        (.10)       (.14)     (.14)     (.08)     (.01)     (.02)
  Net realized and unrealized gain
   (loss)                                     .18       (1.69)    (1.83)     2.74      1.27      (.51)
                                          -------     -------   -------   -------   -------   -------
  Total from investment activities            .08       (1.83)    (1.97)     2.66      1.26      (.53)
                                          -------     -------   -------   -------   -------   -------
Distributions
  From net investment income                 (.04)         --        --        --        --      (.01)
  From net realized gains                      --        (.75)    (1.20)    (1.05)    (1.85)    (2.01)
                                          -------     -------   -------   -------   -------   -------
  Total distributions                        (.04)       (.75)    (1.20)    (1.05)    (1.85)    (2.02)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $6.66       $6.62     $9.20    $12.37    $10.76    $11.35
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account
 fees) (a)                                   1.21%     (22.15)%  (17.40)%   27.17%    12.85%    (4.43)%
Ratios to Average Net Assets (b):
  Net investment loss                       (2.50)%     (1.83)%   (1.25)%    (.67)%    (.05)%    (.14)%
  Total expenses                             3.19%       2.70%     2.37%     2.32%     2.17%     2.06%
  Expenses reimbursed or offset                --          --        --      (.01)%      --        --
  Net expenses                               3.19%       2.70%     2.37%     2.31%     2.17%     2.06%
Portfolio Turnover Rate                        44%         87%      109%      168%       76%       51%

Net assets, end of period (in
 thousands)                               $10,291     $10,888   $14,232   $17,776   $17,453   $20,740


(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.



See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                          SIX MONTHS
                                             ENDED
                                           APRIL 30,              YEAR ENDED OCTOBER 31,
                                             2003        ----------------------------------------
                                          (UNAUDITED)    2002     2001     2000     1999     1998

NET ASSET VALUE, BEGINNING OF PERIOD         $12.73      $9.22    $8.82    $8.66    $8.02   $11.19
----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                          (.04)      (.31)    (.38)    (.55)    (.23)    (.27)
  Net realized and unrealized gain
   (loss)                                      2.14       3.82      .78      .71      .87    (2.84)
                                            -------     ------   ------   ------   ------   ------
  Total from investment activities             2.10       3.51      .40      .16      .64    (3.11)
                                            -------     ------   ------   ------   ------   ------
Distributions
  From net investment income                     --         --       --       --       --     (.01)
  From net realized gains                        --         --       --       --       --     (.05)
                                            -------     ------   ------   ------   ------   ------
  Total distributions                            --         --       --       --       --     (.06)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $14.83     $12.73    $9.22    $8.82    $8.66    $8.02
----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account
 fees) (a)                                    16.50%     38.07%    4.54%    1.85%    7.98%  (27.96)%
Ratios to Average Net Assets (b):
  Net investment loss                          (.82)%    (2.77)%  (4.03)%  (4.37)%  (2.38)%  (2.38)%
  Total expenses                               3.51%      4.64%    6.43%    5.14%    4.36%    5.03%
  Expenses reimbursed or offset                (.01)%     (.01)%     --     (.01)%   (.01)%   (.48)%
  Net expenses                                 3.50%      4.63%    6.43%    5.13%    4.35%    4.55%
Portfolio Turnover Rate                          51%       214%      58%      30%      29%      97%

Net assets, end of period (in thousands)    $18,349     $8,696   $3,762   $4,046   $5,210   $5,676


(a) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.



See accompanying notes to financial statements.

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




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





                                   APPENDIX


     Page 6, 11 and 15 of the printed semi-annual report contains a Fund Graph. The information contained within the graph is presented in a tabular format immediately following the graph.


ITEM 2. CODE OF ETHICS.

Required only in annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Required only in annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Required only in annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Required only in annual report on Form N-CSR.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date, the registrant's president and treasurer have determined that the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized, and reported by the filing date, and that information required to be disclosed in the report is communicated to registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There are no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)    Not applicable.

(b) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS




By:      /S/Frank E. Holmes
         ------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    July 2, 2003




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /S/Frank E. Holmes
         -------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    July 2, 2003




By:      /S/Tracy C. Peterson
         -------------------
         Tracy C. Peterson
         Treasurer
Date:    July 2, 2003

                                  EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                                                 EXHIBIT (B)(1)


                            SECTION 302 CERTIFICATION

I, Frank E. Holmes, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 2, 2003



/S/Frank E. Holmes
-------------------------
Frank E. Holmes
Chief Executive Officer

                            SECTION 302 CERTIFICATION

I, Tracy C. Peterson, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: July 2, 2003



/S/Tracy C. Peterson
-------------------------
Tracy C. Peterson
Treasurer

                                                                 EXHIBIT (B) (2)


    SECTION 906 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





By:      /S/Frank E. Holmes
         -------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    July 2, 2003




By:      /S/Tracy C. Peterson
         -------------------
         Tracy C. Peterson
         Treasurer
Date:    July 2, 2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.